SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 1998

Structured Products Corp. on behalf of
TIERS(sm) Corporate Bond-Backed Certificates Trust IBM 1997-4 TIERS(sm) Corporate Bond-Backed Certificates Trust BLS 1997-6 TIERS(sm) Corporate Bond-Backed Certificates Trust APA 1997-8 TIERS(sm) Corporate Bond-Backed Certificates Trust JPM 1998-2 TIERS(sm) Corporate Bond-Backed Certificates Trust LTR 1998-4 TIERS(sm) Corporate Bond-Backed Certificates Trust MOT 1998-5 TIERS(sm) Corporate Bond-Backed Certificates Trust C 1998-6

             (Exact name of registrant as specified in its charter)

Delaware                               33-55860          13-3692801
(State or other jurisdiction of        (Commission       (IRS Employer
incorporation or organization)         File Number)      Identification Number)

Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York     10048
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 783-6645.

                                       N/A
          (Former name or former address, if changed since last report)


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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               Trustee's Report with respect to August 3, 1998 Distribution
               Date.

Item 8.   Change in Fiscal Year.

                  Not Applicable.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   STRUCTURED PRODUCTS CORP.

                                   By: /s/ Timothy P. Beaulac
                                       --------------------------------
                                   Name: Timothy P. Beaulac
                                   Title: President and Finance Officer


Dated: August 3, 1998


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                                  EXHIBIT INDEX


Exhibit                                                                    Page
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1.   Trustee's Report in respect of the August 3, 1998 Distribution Date    5


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